Corrected Press Release: Tauriga Sciences, Inc. Sells Majority Stake of Pilus Energy Subsidiary to Open Therapeutics LLC

December 28, 2016 — New York, NY — Tauriga Sciences, Inc. (OTC PINK CURRENT TIER: TAUG) (“Tauriga” or the “Company”), a company engaged in building businesses in the life sciences space, today announced it is issuing a material correction to its press release dated December 27, 2016 which was titled “Tauriga Science Inc. Sells Majority Stake of Pilus Energy Subsidiary to Open Therapeutics, LLC” (the “Initial Press Release”) due to inaccurate numbers relating to the warrants described therein. Specifically, and as defined below, Open Therapeutics directly owned warrants to purchase 28,917,647 shares of the Company’s common stock rather than 77,303,529. As such, only 23,134,118 warrants rather than 61,842,119 warrants were cancelled as part of the transaction. Accordingly, the number of warrants held directly by Open Therapeutics to purchase shares of the Company’s stock is 5,783,520; which is less than the 15,406,706 warrants previously mentioned in the Initial Press Release. The error was a result of the Company including certain warrants issued directly to equity holders of Pilus Energy rather than only the warrants issued to Open Therapeutics. The Initial Press Release is replaced in its entirety as set forth below:

Tauriga Sciences, Inc. (OTC PINK CURRENT TIER: TAUG) (“Tauriga” or the “Company”), a company engaged in building businesses in the life sciences space, today announced that it has sold an 80% majority stake in its wholly-owned subsidiary, Pilus Energy LLC (“Pilus Energy”), to an Ohio-based company, Open Therapeutics LLC (“Open Therapeutics”). In consideration for this 80% interest, Open Therapeutics agreed to terminate and cancel 80% of the unexercised portion of the warrant to purchase 28,917,647 shares of the Company’s common stock issued on January 28, 2014 and more fully described in the Form 8-K’s filed by the Company with the Securities Exchange Commission on November 27, 2013 and February 4, 2014. As such, only 5,783,520 shares of common stock remain subject to the warrant. Open Therapeutics was previously known as both Bacterial Robotics, LLC and Microbial Robotics, LLC prior to its name change to Open Therapeutics on May 12, 2016.

Open Therapeutics plans to continue the development of Pilus Energy’s proprietary technology with the ultimate goal of commercialization. Open Therapeutics also agreed Pilus Energy would pay to Tauriga 20% of the net profit generated from Pilus Energy, if any, for each calendar year (or portion thereof) beginning January 1, 2017 (“Profit Sharing Payment”). The Tauriga Profit Sharing Payment will be calculated and paid once per calendar year for the preceding calendar year once Open Therapeutics’ financial statements for such preceding calendar year are finalized by its accountants. However, Tauriga agreed that the first $75,000 owed to the Company under the Profit Sharing Payment shall be retained by Open Therapeutics unless other payment arrangements are reached.

Tauriga’s CEO Seth M. Shaw expressed, “The Company is pleased to have reached this agreement with Open Therapeutics to potentially retain some long term value for its shareholders should Pilus Energy ultimately be successful in commercializing its technology. Open Therapeutics’ CEO, Mr. Jerome Hamilton, has a vision to continue the commercialization process for Pilus Energy. Tauriga’s management intends to be both cooperative and helpful in those mutually beneficial efforts. Lastly and as previously disclosed, the Company believes the actions of Cowan Gunteski significantly damaged Tauriga’s efforts to create shareholder value with respect to Pilus Energy. The Company expects to assert such damages in its ongoing litigation against Cowan Gunteski.”

ABOUT TAURIGA SCIENCES, INC.

Tauirga Sciences, Inc. (OTC PINK CURRENT TIER: TAUG) is a fully reporting life sciences company engaged in the development, marketing, distribution and potential licensing of a broad array of products and technologies that may help individuals who are affected by muscle tension. The Company has already identified potential products and technologies of interest and is actively working towards the goal of creating an innovative product line to launch the business activities of ColluMauxil Therapeutics LLC (The Company’s previously announced new planned wholly owned subsidiary). The Company believes that one of its most important strengths is its access to and relationships with potentially substantial distribution systems and networks. The Company intends to capitalize on distribution opportunities and will continually update shareholders on such developments. The Company is also prosecuting its ongoing malpractice lawsuit against its predecessor audit firm, for which it’s seeking monetary damages in excess of $4,000,000 USD.

ABOUT OPEN THERAPEUTICS™ LLC

Open Therapeutics™ is a seven-year-old company that curates and develops open medical, biopharma, and synthetic biology-based biotechnologies. Among the technologies being freely opened to the global community are essential proteins for developing antibiotic and anticancer therapeutics, immunotherapy and oncolytics, and biomarker inducers. The Company is headquartered in Cincinnati, Ohio with laboratory operations in Covington, Kentucky, USA, and Madrid, Spain via its strategic partner, Bacmine SL (www.bacmine.com). For additional information, please visit Open Therapeutics’ website at http://opentherapeutics.org/about-us/.

NON SOLICITATION:

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted. Any securities offered or issued in connection with the above-referenced merger and/or investment have not been registered, and will be offered pursuant to an exemption from registration.

DISCLAIMERS:

This press release contains information about Open Therapeutics, its business, products and other information contained on Open Therapeutics’ website. Tauriga is not responsible for this information, the accuracy of it, or the content of the information on Open Therapeutics’ website.

Forward-Looking Statements: Except for statements of historical fact, this news release contains certain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation: expectations, expects, anticipates, believes, hopes, beliefs, plans and objectives regarding the development, use and marketability of products as well as the attainment of certain corporate goals and milestones (i.e. SEC Periodic Filings, Filing of Proxies, etc). Such forward-looking statements are based on present circumstances and on Tauriga’s predictions with respect to events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, and are not guarantees of future performance or results and involve risks and uncertainties that could cause actual events or results to differ materially from the events or results expressed or implied by such forward-looking statements. Such factors include general economic and business conditions, the ability to successfully develop and market products, consumer and business consumption habits, the ability to fund operations and other factors over which Tauriga has little or no control. Such forward-looking statements are made only as of the date of this release, and Tauriga assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements. Risks, uncertainties and other factors are discussed in documents filed from time to time by Tauriga with the Securities and Exchange Commission. This press release does not and shall not constitute an offer to sell or the solicitation of any offer to buy any of the securities, nor shall there be any sale of the securities, in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, and may not be offered or sold in the United States absent registration, or an applicable exemption from registration, under the Securities Act and applicable state securities laws.

Contact:

Tauriga Sciences, Inc.

Mr. Seth Shaw

Chief Executive Officer

Tel: 1-917-796-9926

Email: sshaw@tauriga.com

SOURCE: Tauriga Sciences, Inc.